UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 26, 2010
Date of Report (Date of Earliest Event Reported)

SEQUOIA MORTGAGE TRUST 2010-H1
(Issuing Entity of the Mortgage Pass-Through Certificates, Series 2010-H1)

RWT HOLDINGS, INC.
(Sponsor and Seller)

RWT HOLDINGS, INC.
(Exact Name of Sponsor/Seller as Specified in Its Charter)

SEQUOIA RESIDENTIAL FUNDING, INC.
(as Depositor with respect to the issuance of Sequoia Mortgage Trust 2010-H1,
Mortgage Pass-Through Certificates)

SEQUOIA RESIDENTIAL FUNDING, INC.
(Exact Name of Registrant/Depositor as Specified in Its Charter)

Delaware	333-159791-02	35-2170972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Belvedere Place, Suite 330
Mill Valley, CA  94941
(Address of Principal Executive Offices)

(415) 389-7373
(Registrant’s Telephone Number,
Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events

Tobin & Tobin and Chapman and Cutler LLP have been retained by Sequoia Residential Funding, Inc. (the “Registrant”) as counsel for the Registrant’s Registration Statement on Form S-3 (Commission File No. 333-159791-01) (the “Shelf Registration Statement”) in connection with various transactions.  Legal opinions by Tobin & Tobin as to various legal matters to be incorporated into the Shelf Registration Statement are attached hereto as Exhibit 5.1 and Exhibit 23.1.  Legal opinions by Chapman & Cutler LLP as to federal income tax matters to be incorporated into the Shelf Registration Statement are attached hereto as Exhibit 8.1 and Exhibit 23.2.  These Exhibits are filed in connection with the take-down under the Shelf Registration Statement reflected by the issuance of mortgage pass-through certificates by Sequoia Mortgage Trust 2010-H1.

Item 9.01(d).	Financial Statements and Exhibits

5.1	Opinion of Tobin & Tobin, dated April 26, 2010, as to various legal matters.

8.1	Opinion of Chapman and Cutler LLP, dated April 26, 2010, as to federal income tax matters.

23.1	Consent of Tobin & Tobin (included in Exhibit 5.1)

23.2	Consent of Chapman and Cutler LLP (included in Exhibit 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 26, 2010

SEQUOIA RESIDENTIAL FUNDING, INC.

By:       /s/ Martin S. Hughes
Martin S. Hughes
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

5.1	Opinion of Tobin & Tobin, dated April 26, 2010 as to various legal matters.

8.1	Opinion of Chapman and Cutler LLP, dated April 26, 2010, as to federal income tax matters.

23.1	Consent of Tobin & Tobin (included in Exhibit 5.1)

23.2	Consent of Chapman and Cutler LLP (included in Exhibit 8.1)